DEATH BENEFIT 1


Development of Policy Value

--------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                    $ 9,502.67

 (B)  Plus Premium Paid in Year 5                                      3,250.00

 (C)  Minus Premium Load                                                 209.63
      [(3.00% + 1.25% + 2.20%) * $3,250]1
                                                                  --------------

 (D)  Policy Value at the Beginning of Year 5, Month 1              $ 12,543.04
      [ A + B - C ]

 (E)  Minus COI Charges                                                   73.62
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge 10.00

 (G)  Minus Asset Based Charge 5.52 [ A * ((1+0.007)^(1/12)-1) ]

 (H) Plus Investment Return ( 5.13%)3 52.03 [ ( D - E - F - G ) * ((1+0.0513)^(1/12)-1) ]
                                                                  --------------

 (I)  Policy Value at the End of Year 5, Month 1                    $ 12,505.93
      [ D - E - F - G + H ]

-------------------------------------------------------------------------------
1    (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month
3    Hypothetical   Gross  Investment  Return  of  6.00%  less  the  Investement
     Management Fee of 0.87% equals Net Investment Return of 5.13%



Development of Surrender Value

--------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                 $ 12,505.93

 (K)  Less Surrender Charge 3,727.50 (see calculation below)
                                                                -------------

 (L)  Surrender Value at the End of Year 5, Month 1               $ 8,778.43
      [ J - K ]




Calculation of Surrender Charge

 (1)  Target Premium factor                                          $ 14.91

 (2)  Surrender Charge Multiplier for Year 5                            1.00

 (3)  Face Amount                                                 250,000.00

 (4)  Surrender Charge Percentage                                       100%
                                                                -------------

 (5)  Surrender Charge                                            $ 3,727.50
      [ 1 * (3 / 1,000) * 2 * 4 ]



Development of Death Benefit

--------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1                  $ 12,505.93

 (N) Applicable Percentage 1.91
                                                               ---------------

 (O)  Minimum Death Benefit                                       $ 23,886.33
      [ M * N ]

 (P)  Death Benefit 250,000.00
                                                               ---------------

 (Q)  Death Benefit at the End of Year 5, Month 1                $ 250,000.00
      [ Maximum of O and P ]




Monthly Progression of Year 5 Values

--------------------------------------------------------------------------------------------------------------------------------


                    End of                                       Beginning                Monthly       Asset           End of
               Prior Month         Premium        Premium         of Month         COI      Admin       Based            Month
  Month       Policy Value            Paid           Load     Policy Value      Charge     Charge      Charge     Policy Value
--------------------------------------------------------------------------------------------------------------------------------
    1           $ 9,502.67      $ 3,250.00       $ 209.63      $ 12,543.04      $73.62     $10.00      $ 5.52      $ 12,505.93
    2            12,505.93               -              -        12,505.93       73.63      10.00        7.27        12,466.90
    3            12,466.90               -              -        12,466.90       73.64      10.00        7.24        12,427.72
    4            12,427.72               -              -        12,427.72       73.65      10.00        7.22        12,388.39
    5            12,388.39               -              -        12,388.39       73.67      10.00        7.20        12,348.89
    6            12,348.89               -              -        12,348.89       73.68      10.00        7.17        12,309.25
    7            12,309.25               -              -        12,309.25       73.69      10.00        7.15        12,269.45
    8            12,269.45               -              -        12,269.45       73.70      10.00        7.13        12,229.50
    9            12,229.50               -              -        12,229.50       73.72      10.00        7.11        12,189.38
   10            12,189.38               -              -        12,189.38       73.73      10.00        7.08        12,149.11
   11            12,149.11               -              -        12,149.11       73.74      10.00        7.06        12,108.69
   12            12,108.69               -              -        12,108.69       73.75      10.00        7.04        12,068.11

--------------------------------------------------------------------

                             End of                         End of
                              Month                          Month
                  Face        Death      Surrender       Surrender
  Month         Amount      Benefit         Charge           Value
-------------------------------------------------------------------
    1         $250,000     $250,000      $3,727.50       $8,778.43
    2          250,000      250,000       3,727.50        8,739.40
    3          250,000      250,000       3,727.50        8,700.22
    4          250,000      250,000       3,727.50        8,660.89
    5          250,000      250,000       3,727.50        8,621.39
    6          250,000      250,000       3,727.50        8,581.75
    7          250,000      250,000       3,727.50        8,541.95
    8          250,000      250,000       3,727.50        8,502.00
    9          250,000      250,000       3,727.50        8,461.88
   10          250,000      250,000       3,727.50        8,421.61
   11          250,000      250,000       3,727.50        8,381.19
   12          250,000      250,000       3,727.50        8,340.61

DEATH BENEFIT 2


Development of Policy Value

--------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                     $ 9,417.17

 (B)  Plus Premium Paid in Year 5                                       3,250.00

 (C)  Minus Premium Load                                                  209.63
      [(3.00% + 1.25% + 2.20%) * $3,250]1
                                                                   -------------

 (D)  Policy Value at the Beginning of Year 5, Month 1               $ 12,457.54
      [ A + B - C ]

 (E)  Minus COI Charges                                                    77.51
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge 10.00

 (G)  Minus Asset Based Charge 5.47 [ A * ((1+0.007)^(1/12)-1) ]

 (H) Plus Investment Return ( 5.13%)3 51.65 [ ( D - E - F - G ) * ((1+0.0513)^(1/12)-1) ]
                                                                   -------------

 (I)  Policy Value at the End of Year 5, Month 1                     $ 12,416.21
      [ D - E - F - G + H ]

-------------------------------------------------------------------------------
1    (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month
3    Hypothetical   Gross  Investment  Return  of  6.00%  less  the  Investement
     Management Fee of 0.87% equals Net Investment Return of 5.13%



Development of Surrender Value

--------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                   $ 12,416.21

 (K)  Less Surrender Charge 3,727.50 (see calculation below)
                                                                 --------------

 (L)  Surrender Value at the End of Year 5, Month 1                 $ 8,688.71
      [ J - K ]




Calculation of Surrender Charge

 (1)  Target Premium factor                                            $ 14.91

 (2)  Surrender Charge Multiplier for Year 5                              1.00

 (3)  Face Amount                                                   250,000.00

 (4)  Surrender Charge Percentage                                         100%
                                                                 --------------

 (5)  Surrender Charge                                              $ 3,727.50
      [ 1 * (3 / 1,000) * 2 * 4 ]



Development of Death Benefit

--------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1                     $ 12,416.21

 (N) Applicable Percentage 1.91
                                                                  --------------

 (O)  Minimum Death Benefit                                          $ 23,714.96
      [ M * N ]

 (P)  Death Benefit 262,416.21 [Face Amount + Policy Value]
                                                                  --------------

 (Q)  Death Benefit at the End of Year 5, Month 1                   $ 262,416.21
      [ Maximum of O and P ]



Monthly Progression of Year 5 Values

--------------------------------------------------------------------------------------------------------------------------------


                    End of                                       Beginning                Monthly       Asset           End of
               Prior Month         Premium        Premium         of Month         COI      Admin       Based            Month
  Month       Policy Value            Paid           Load     Policy Value      Charge     Charge      Charge     Policy Value
--------------------------------------------------------------------------------------------------------------------------------
    1           $ 9,417.17      $ 3,250.00       $ 209.63      $ 12,457.54      $77.51     $10.00      $ 5.47      $ 12,416.21
    2            12,416.21               -              -        12,416.21       77.51      10.00        7.21        12,372.96
    3            12,372.96               -              -        12,372.96       77.51      10.00        7.19        12,329.55
    4            12,329.55               -              -        12,329.55       77.51      10.00        7.16        12,285.99
    5            12,285.99               -              -        12,285.99       77.51      10.00        7.14        12,242.27
    6            12,242.27               -              -        12,242.27       77.51      10.00        7.11        12,198.40
    7            12,198.40               -              -        12,198.40       77.51      10.00        7.09        12,154.37
    8            12,154.37               -              -        12,154.37       77.51      10.00        7.06        12,110.18
    9            12,110.18               -              -        12,110.18       77.51      10.00        7.04        12,065.83
   10            12,065.83               -              -        12,065.83       77.51      10.00        7.01        12,021.32
   11            12,021.32               -              -        12,021.32       77.51      10.00        6.98        11,976.66
   12            11,976.66               -              -        11,976.66       77.51      10.00        6.96        11,931.83


--------------------------------------------------------------------

                             End of                         End of
                              Month                          Month
                  Face        Death      Surrender       Surrender
  Month         Amount      Benefit         Charge           Value
-------------------------------------------------------------------
    1         $250,000     $262,416      $3,727.50       $8,688.71
    2          250,000     $262,373       3,727.50        8,645.46
    3          250,000     $262,330       3,727.50        8,602.05
    4          250,000     $262,286       3,727.50        8,558.49
    5          250,000     $262,242       3,727.50        8,514.77
    6          250,000     $262,198       3,727.50        8,470.90
    7          250,000     $262,154       3,727.50        8,426.87
    8          250,000     $262,110       3,727.50        8,382.68
    9          250,000     $262,066       3,727.50        8,338.33
   10          250,000     $262,021       3,727.50        8,293.82
   11          250,000     $261,977       3,727.50        8,249.16
   12          250,000     $261,932       3,727.50        8,204.33

DEATH BENEFIT OPTION 3


Development of Policy Value

--------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                    $ 9,389.36

 (B)  Plus Premium Paid in Year 5                                      3,250.00

 (C)  Minus Premium Load                                                 209.63
      [(3.00% + 1.25% + 2.20%) * $3,250]1
                                                                  --------------

 (D)  Policy Value at the Beginning of Year 5, Month 1              $ 12,429.73
      [ A + B - C ]

 (E)  Minus COI Charges                                                   78.69
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge 10.00

 (G)  Minus Asset Based Charge 5.46 [ A * ((1+0.007)^(1/12)-1) ]

 (H) Plus Investment Return ( 5.13%)3 51.53 [ ( D - E - F - G ) * ((1+0.0513)^(1/12)-1) ]
                                                                  --------------

 (I)  Policy Value at the End of Year 5, Month 1                    $ 12,387.11
      [ D - E - F - G + H ]

-------------------------------------------------------------------------------
1    (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month
3    Hypothetical   Gross  Investment  Return  of  6.00%  less  the  Investement
     Management Fee of 0.87% equals Net Investment Return of 5.13%



Development of Surrender Value

--------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                    $ 12,387.11

 (K)  Less Surrender Charge 3,727.50 (see calculation below)
                                                                 ---------------

 (L)  Surrender Value at the End of Year 5, Month 1                  $ 8,659.61
      [ J - K ]




Calculation of Surrender Charge

 (1)  Target Premium factor                                             $ 14.91

 (2)  Surrender Charge Multiplier for Year 5                               1.00

 (3)  Face Amount                                                    250,000.00

 (4)  Surrender Charge Percentage                                          100%
                                                                 ---------------

 (5)  Surrender Charge                                               $ 3,727.50
      [ 1 * (3 / 1,000) * 2 * 4 ]



Development of Death Benefit

--------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1                $ 12,387.11

 (N) Applicable Percentage 1.91
                                                            ----------------

 (O)  Minimum Death Benefit                                     $ 23,659.38
      [ M * N ]

 (P)  Death Benefit 266,250.00
                                                            ----------------
      [Face Amount + Accumulated Premiums]

 (Q)  Death Benefit at the End of Year 5, Month 1              $ 266,250.00
      [ Maximum of O and P ]



Monthly Progression of Year 5 Values

--------------------------------------------------------------------------------------------------------------------------------


                    End of                                       Beginning                Monthly       Asset           End of
               Prior Month         Premium        Premium         of Month         COI      Admin       Based            Month
  Month       Policy Value            Paid           Load     Policy Value      Charge     Charge      Charge     Policy Value
--------------------------------------------------------------------------------------------------------------------------------
    1           $ 9,389.36      $ 3,250.00       $ 209.63      $ 12,429.73      $78.69     $10.00      $ 5.46      $ 12,387.11
    2            12,387.11               -              -        12,387.11       78.71      10.00        7.20        12,342.55
    3            12,342.55               -              -        12,342.55       78.72      10.00        7.17        12,297.82
    4            12,297.82               -              -        12,297.82       78.73      10.00        7.15        12,252.92
    5            12,252.92               -              -        12,252.92       78.75      10.00        7.12        12,207.84
    6            12,207.84               -              -        12,207.84       78.76      10.00        7.09        12,162.59
    7            12,162.59               -              -        12,162.59       78.78      10.00        7.07        12,117.15
    8            12,117.15               -              -        12,117.15       78.79      10.00        7.04        12,071.54
    9            12,071.54               -              -        12,071.54       78.80      10.00        7.01        12,025.76
   10            12,025.76               -              -        12,025.76       78.82      10.00        6.99        11,979.79
   11            11,979.79               -              -        11,979.79       78.83      10.00        6.96        11,933.65
   12            11,933.65               -              -        11,933.65       78.85      10.00        6.93        11,887.32


--------------------------------------------------------------------

                             End of                         End of
                              Month                          Month
                  Face        Death      Surrender       Surrender
  Month         Amount      Benefit         Charge           Value
-------------------------------------------------------------------
    1         $250,000     $266,250      $3,727.50       $8,659.61
    2          250,000     $266,250       3,727.50        8,615.05
    3          250,000     $266,250       3,727.50        8,570.32
    4          250,000     $266,250       3,727.50        8,525.42
    5          250,000     $266,250       3,727.50        8,480.34
    6          250,000     $266,250       3,727.50        8,435.09
    7          250,000     $266,250       3,727.50        8,389.65
    8          250,000     $266,250       3,727.50        8,344.04
    9          250,000     $266,250       3,727.50        8,298.26
   10          250,000     $266,250       3,727.50        8,252.29
   11          250,000     $266,250       3,727.50        8,206.15
   12          250,000     $266,250       3,727.50        8,159.82